June 23, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:     Form 8-K Deutsche Recreational Asset Funding Corporation
        Registration No. 333-56303

On behalf of Deutsche Recreational Asset Funding Corporation, a Nevada corporation ("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Mary.Nguyen@etrade.com at your earliest convenience.

Sincerely,

/s/ Richard C. Goldman

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 15, 2003
(Date of earliest event reported)

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada                            333-56303      91-1904587
(State or other jurisdiction     (Commission    (IRS Employer
of incorporation)                 File Number)   identification No.)

655 Maryville Centre Drive
St. Louis, Missouri                                63141
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (314) 523-3000

Item 5.     Other Events.
Copies of the monthly payment date statements to noteholders, as required by the Transfer and Servicing Agreement are being filed as Exhibits 1, 2, 3 & 4 of this current report on Form 8-K.

Item 7.(c). Exhibits.
Exhibit
Number      Document Description

EX-1        Distribution Financial Services RV Trust 1999-1
            June 15, 2003 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-2        Distribution Financial Services Marine Trust 1999-2
            June 15, 2003 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-3        Distribution Financial Services RV Trust 1999-3
            June 15, 2003 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-4 Distribution Financial Services RV/Marine Trust 2001-1 June 15, 2003 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Registrant)

Date:          June 23, 2003

By: /s/ Richard C. Goldman
Title:  Vice President


EX-1

DISTRIBUTION FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-1
Accounting Date:                   10-Jun-03
Determination Date:                13-Jun-03
Monthly Payment Date:              16-Jun-03
Collection Period Ending:          31-May-03

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                               11,530,683.66
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    518,478.38
    Current Monthly Interest Shortfall/Excess                                                                          10,844.40
    Recoup of Collection Expenses                                                                                     -16,853.62
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                   12,043,152.82

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    2,097,272.40
    Amount of Interest Payments Received During the Collection Period                                               2,086,428.00
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                           10,844.40

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance(2% of the preceding Collection Period Pool Balance, not less than             7,500,025.52
    .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                               7,189,664.69
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)               126,848.15
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                 6,121.75
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account                      0.00
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date(excluding amount to be paid on next Payment Date)            7,189,664.69
    Total Ending Reserve Balance                                                                                    7,322,634.59

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      2,086,428.00
    Scheduled Principal Payments Received                                                                           2,567,370.36
    Principal Prepayments Received                                                                                  6,876,885.30
    Total Interest and Principal Payments Received                                                                 11,530,683.66

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   540,837.28
    minus  Reasonable Expenses                                                                                         22,358.90
    Net Liquidation Proceeds                                                                                          518,478.38
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     518,478.38

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                   12,049,162.04
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  289,512,045.34
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                      120,630.02

                                                                                                                        1,041.67


VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                        1,000,003,402.96
    Pool Balance as of Preceding Accounting Date                                                                  289,512,045.34
    Pool Balance as of the Current Accounting Date                                                                279,132,809.32
    Age of Pool in Months                                                                                                     51

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        286,616,924.89
    Aggregate Note Balance as of Current Accounting Date                                                          276,341,481.23

b)
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             66                2,059,687.44         0.738%
    60-89 Days Delinquent             21                1,040,167.59         0.373%
    90-119 Days Delinquent            21                 758,553.58          0.272%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults           18                 934,980.36          0.335%
    Cumulative Defaults               997              38,936,298.28         3.894%
    Cumulative Recoveries                              16,846,894.77         1.685%


    Current Month Realized Losses                                                                                     754,452.70
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.075%
    Preceding Realized Losses                                                                                       1,103,431.66
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.110%
    Second Preceding Realized Losses                                                                                  571,541.60
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.057%
    Cumulative Realized Losses                                                                                     22,089,403.51
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      2.209%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.27913186
                                                                                                                      0.27634148

a)                                                                                                                    185,033.86
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                               0.00
    Class A-4                                                                                                          85,307.43
    Class A-5                                                                                                         794,616.95
    Class A-6                                                                                                         322,902.77
    Class B                                                                                                           132,500.00
    Class C                                                                                                           120,500.00

                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                                       0.00                  0.00              0.00
    Class A-4                                                              17,528,924.89         10,275,443.66      7,253,481.23
    Class A-5                                                             159,722,000.00                  0.00    159,722,000.00
    Class A-6                                                              64,366,000.00                  0.00     64,366,000.00
    Class B                                                                25,000,000.00                  0.00     25,000,000.00
    Class C                                                                20,000,000.00                  0.00     20,000,000.00


c)                                                                                                                    103,792.36
                                                                                                                       23,055.79


VIIIPOOL STATISTICS

                                                                                                                           8.83%
                                                                                                                             122


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                       12,043,152.82
Plus:     Trustee Fee                                                                                                   1,041.67

TOTAL WIRE TO CHASE                                                                                                12,044,194.49

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                                    0.00



EX-2

DISTRIBUTION FINANCIAL SERVICES CORPORATION - - MARINE TRUST 1999-2
Accounting Date:                   10-Jun-03
Determination Date:                13-Jun-03
Monthly Payment Date:              16-Jun-03
Collection Period Ending:          31-May-03

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                                6,869,265.52
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    635,896.99
    Current Monthly Interest Shortfall/Excess                                                                           7,303.62
    Recoup of Collection Expenses                                                                                     -15,816.95
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                    7,496,649.18

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    1,113,930.77
    Amount of Interest Payments Received During the Collection Period                                               1,106,627.15
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                            7,303.62

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance (4% of the preceding Collection Period Pool Balance, not less than 2%        11,000,002.18
    of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                              11,000,002.18
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                 9,330.84
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account                 -9,330.84
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)          11,000,002.18
    Total Ending Reserve Balance                                                                                   11,000,002.18

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      1,106,627.15
    Scheduled Principal Payments Received                                                                           1,031,841.82
    Principal Prepayments Received                                                                                  4,730,796.55
    Total Interest and Principal Payments Received                                                                  6,869,265.52

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   712,862.16
    minus  Reasonable Expenses                                                                                         76,965.17
    Net Liquidation Proceeds                                                                                          635,896.99
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     635,896.99

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                    7,505,162.51
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  163,319,621.14
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                       68,049.84

                                                                                                                        1,041.67


VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                          550,000,109.03
    Pool Balance as of Preceding Accounting Date                                                                  163,319,621.14
    Pool Balance as of the Current Accounting Date                                                                156,933,920.99
    Age of Pool in Months                                                                                                     49

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        160,053,228.72
    Aggregate Note Balance as of Current Accounting Date                                                          153,795,242.57
b)
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             31                 868,532.45          0.553%
    60-89 Days Delinquent             11                 377,649.69          0.241%
    90-119 Days Delinquent             6                 490,250.58          0.312%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults            4                 623,061.78          0.397%
    Cumulative Defaults               339              16,574,116.21         3.013%
    Cumulative Recoveries                               7,938,276.66         1.443%


    Current Month Realized Losses                                                                                     251,785.04
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.046%
    Preceding Realized Losses                                                                                         250,955.48
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.046%
    Second Preceding Realized Losses                                                                                  166,425.11
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.030%
    Cumulative Realized Losses                                                                                      8,635,839.55
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      1.570%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.28533435
                                                                                                                      0.27962771

a)                                                                                                                     68,049.84
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                               0.00
    Class A-4                                                                                                         275,692.84
    Class A-5                                                                                                         299,946.45
    Class B                                                                                                           190,575.00
    Class C                                                                                                           139,516.67


                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                                       0.00                  0.00              0.00
    Class A-4                                                              51,054,228.72          6,257,986.15     44,796,242.57
    Class A-5                                                              53,999,000.00                  0.00     53,999,000.00
    Class B                                                                33,000,000.00                  0.00     33,000,000.00
    Class C                                                                22,000,000.00                  0.00     22,000,000.00


c)                                                                                                                    127,714.00
                                                                                                                      137,168.23


VIIIPOOL STATISTICS

                                                                                                                           8.34%
                                                                                                                             143


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                        7,231,766.95
Plus:     Trustee Fee                                                                                                   1,041.67

TOTAL WIRE TO CHASE                                                                                                 7,232,808.62

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                              264,882.23



EX-3

DISTRIBUTION FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-3
Accounting Date:               10-Jun-03
Determination Date:            13-Jun-03
Monthly Payment Date:          16-Jun-03
Collection Period Ending:      31-May-03

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                                5,649,460.21
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    120,737.38
    Current Monthly Interest Shortfall/Excess                                                                           9,190.65
    Recoup of Collection Expenses                                                                                      -7,357.01
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                    5,772,031.23

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    1,038,328.68
    Amount of Interest Payments Received During the Collection Period                                               1,029,138.03
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                            9,190.65

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance(2% of the preceding Collection Period Pool Balance, not less than             2,808,982.68
    .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                               2,840,313.95
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                 2,456.93
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account                -33,788.20
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)           2,840,313.95
    Total Ending Reserve Balance                                                                                    2,808,982.68

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      1,029,138.03
    Scheduled Principal Payments Received                                                                           1,009,663.39
    Principal Prepayments Received                                                                                  3,610,658.79
    Total Interest and Principal Payments Received                                                                  5,649,460.21

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   132,797.03
    minus  Reasonable Expenses                                                                                         12,059.65
    Net Liquidation Proceeds                                                                                          120,737.38
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     120,737.38

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                    5,770,197.59
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  142,015,697.42
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                       59,173.21

                                                                                                                          708.33


VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                          374,531,023.45
    Pool Balance as of Preceding Accounting Date                                                                  142,015,697.42
    Pool Balance as of the Current Accounting Date                                                                137,053,643.33
    Age of Pool in Months                                                                                                     47

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        140,595,540.45
    Aggregate Note Balance as of Current Accounting Date                                                          135,683,106.90


b)
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             39                 759,475.03          0.554%
    60-89 Days Delinquent             13                 295,983.62          0.216%
    90-119 Days Delinquent            12                 410,057.71          0.299%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults           12                 341,731.91          0.249%
    Cumulative Defaults               367              13,251,392.42         3.538%
    Cumulative Recoveries                               6,221,751.70         1.661%


    Current Month Realized Losses                                                                                     274,766.41
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.073%
    Preceding Realized Losses                                                                                          82,040.93
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.022%
    Second Preceding Realized Losses                                                                                  123,416.59
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.033%
    Cumulative Realized Losses                                                                                      7,029,640.72
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      1.877%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.36593402
                                                                                                                      0.36227470

a)                                                                                                                     54,521.15
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                               0.00
    Class A-4                                                                                                         173,507.04
    Class A-5                                                                                                         211,728.83
    Class A-6                                                                                                         314,456.13
    Class B                                                                                                            55,943.93
    Class C                                                                                                            49,440.60


                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                                       0.00                  0.00              0.00
    Class A-4                                                              31,309,540.45          4,912,433.55     26,397,106.90
    Class A-5                                                              37,585,000.00                  0.00     37,585,000.00
    Class A-6                                                              54,847,000.00                  0.00     54,847,000.00
    Class B                                                                 9,363,000.00                  0.00      9,363,000.00
    Class C                                                                 7,491,000.00                  0.00      7,491,000.00


c)                                                                                                                     49,620.54
                                                                                                                      -49,620.54


VIIIPOOL STATISTICS

                                                                                                                           8.88%
                                                                                                                             132


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                        5,772,031.23
Plus:     Trustee Fee                                                                                                     708.33

TOTAL WIRE TO CHASE                                                                                                 5,772,739.56

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                                    0.00



EX-4

DISTRIBUTION FINANCIAL SERVICES CORPORATION - - RV/MARINE TRUST 2001-1
Accounting Date:                   10-Jun-03
Determination Date:                13-Jun-03
Monthly Payment Date:              16-Jun-03
Collection Period Ending:          31-May-03

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                                 14,426,123.13
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      582,427.70
    Current Monthly Interest Shortfall/Excess                                                                           -25,934.10
    Recoup of Collection Expenses                                                                                        -6,462.88
    Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

                                                                                                                     14,976,153.85

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                      2,331,429.98
    Amount of Interest Payments Received During the Collection Period                                                 2,357,364.08
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                            -25,934.10

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)                    3,971,004.00
    Beginning Reserve Account Balance                                                                                 3,971,004.00
    Deposits to Reserve Account (only if Reserve Account is less than the Reserve Account Required Amount)                    0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                         0.00
    Reserve Account Investment Earnings                                                                                   3,651.70
    Withdrawals from Reserve Account due to Servicer (to the extent that the Required Reserve Account                    -3,651.70
    Amount has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             3,971,004.00
    Total Ending Reserve Balance                                                                                      3,971,004.00

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                          2357364.08
    Scheduled Principal Payments Received                                                                               2023144.08
    Principal Prepayments Received                                                                                     10045614.97
    Total Interest and Principal Payments Received                                                                     14426123.13

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     651,916.32
    minus  Reasonable Expenses                                                                                            69488.62
    Net Liquidation Proceeds                                                                                              582427.7
    Amount Allocable to Interest                                                                                                 0
    Amount Allocable to Principal                                                                                         582427.7

c)
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                                0

                                                                                                                       15008550.83
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                    312,612,952.71
    multiplied by Servicer Fee Rate                                                                                          0.75%
    divided by Months per Year                                                                                                   0
                                                                                                                        195,383.10


VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                            529,467,226.64
    Pool Balance as of Preceding Accounting Date                                                                       312612952.7
    Pool Balance as of the Current Accounting Date                                                                  299,514,124.40
    Age of Pool in Months                                                                                                    19.00

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                               312612953
    Aggregate Note Balance as of Current Accounting Date                                                            299,514,124.40

b)
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             74                2,745,607.53         0.917%
    60-89 Days Delinquent             15                 711,819.15          0.238%
    90-119 Days Delinquent            22                1,067,790.34         0.357%
    120+ Days Delinquent               0                        0.00         0.000%
    Defaults for Current Period       19                1,030,069.26         0.344%
    Cumulative Defaults               239               8,826,910.73         1.667%
    Cumulative Recoveries                               3,296,774.33         0.623%


    Current Month Realized Losses                                                                                       447,641.56
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                        0.085%
    Preceding Realized Losses                                                                                           -13,490.77
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                     -0.003%
    Second Preceding Realized Losses                                                                                    292,161.33
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                               0.055%
    Cumulative Realized Losses                                                                                        5,530,136.40
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        1.044%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                        0.56568964
                                                                                                                        0.55189630

a)                                                                                                                      195,383.10
                                                                                                                              0.00

b)
    Class A-1                                                                                                                 0.00
    Class A-2                                                                                                            43,581.22
    Class A-3                                                                                                           355,500.00
    Class A-4                                                                                                           448,875.00
    Class A-5                                                                                                           373,205.42
    Class B                                                                                                             106,255.75
    Class C                                                                                                              52,993.50
    Class D                                                                                                              85,352.08


                                                                                          Noteholders' Monthly
                                                                           Beginning     Principal Distributable      Ending
                                                                            Balance              Amount               Balance
    Class A-1                                                                       0.00                     0.00             0.00
    Class A-2                                                              12,912,952.71            12,912,952.71             0.00
    Class A-3                                                              90,000,000.00               185,875.60    89,814,124.40
    Class A-4                                                              95,000,000.00                     0.00    95,000,000.00
    Class A-5                                                              72,350,000.00                     0.00    72,350,000.00
    Class B                                                                19,830,000.00                     0.00    19,830,000.00
    Class C                                                                 9,270,000.00                     0.00     9,270,000.00
    Class D                                                                13,250,000.00                     0.00    13,250,000.00

c)                                                                                                                      216,179.47

VIIIPOOL STATISTICS

                                                                                                                             9.16%
                                                                                                                               157


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                              14,759,974.38


TOTAL WIRE TO HSBC                                                                                                   14,759,974.38

Amount Due To Servicer                                                                                                  216,179.47

